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                 SIZZLER INTERNATIONAL, INC. AND SUBSIDIARIES

                                  EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Sizzler(R) International, Inc.

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement file Number 333-38412, 333-47659 and 333-476661.


ARTHUR ANDERSEN LLP

Los Angeles, California
July 20, 2001

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